Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of East Coast Diversified Corporation (the “Company”), on Form 10-K for the fiscal year ended December 31, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Kayode Aladesuyi, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended December 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the year ended December 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2015	By:	/s/ Kayode Aladesuyi
Kayode Aladesuyi
Principal Executive Officer East Coast Diversified Corporation